Exhibit 1.8

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal	P0 BOX 9431 Stn Prow Govt	2nd Floor - 940 Blanshard St
	Property Registries	Victoria BC V8W 9V3	Victoria SC
250 356-8626
www.corporateonhine.qovbc.ca

Transition Application	CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies
Form 43
BUSINESS CORPORATIONS ACT	[Signature]
Section 437	J S Powell
April16, 2004

FILING DETAILS:	Transition Application for: INTERACTIVE EXPLORATION INC.

Filed Date and Time:	April 16, 2004 04:11 PM Pacific Time

Transition Date and Time:	Transitioned on April 16, 2004 04:111 PM Pacific Time

TRANSITION APPLICATION

This confirms there has been filed with the registrar aId records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BCO1 98095	INTERACTIVE EXPLORATION INC.

NOTICE OF ARTICLES

Name of Company:

INTERACTIVE EXPLORATION INC.

BCOl9SO95Page: 1 of 3

REGISTERED OFFICE INFORMATION

•Mailing Address:	Delivery Address:
SUITE 1000 595 HOWE STREET	SUITE 1000 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1000 - 595 HOWE STREET	SUITE 1000 - 595 HOWE STREET
VANCOUVER BC V6C 213	VANCOUVER BC V6C 213

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

HUDSON, DAVID JOHN

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
~VANCOUVER BC V6C 268	~VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

HARRIS, LEONARD J.

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

CARD, ROBERT L.

Mailing Address:	Delivery Address:
1150-355 BURRARD STREET	1150-355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

 BCOl9BO95Page: 2 of 3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or

Restrictions attached

BCOl98O95Page: 3 of 3

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal	P0 BOX 9431 Stn Prow Govt	2nd Floor - 940 Blanshard St
	Property Registries	Victoria BC V8W 9V3	Victoria SC
250 356-8626
www.corporateonhine.qovbc.ca

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of companies
BUSINESS CORPORATIONS ACT	[Signature]
J S Powell
April 16, 2004

This Notice of Articles was issued by the Registrar on: April 16, 2004 04:11 PM Pacific Time

Incorporation Number:

BC0198095

Recognition Date:

Incorporated on October 5, 1979

NOTICE OF ARTICLES

Name of Company:

INTERACTIVE EXPLORATION INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1000 - 595 HOWE STREET	SUITE 1000 - 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1000 - 595 HOWE STREET	SUITE 1000 - 595 HOWE STREET
VANCOUVER BC VÔC 2T5	VANCOUVER BC V6C 215

DIRECTOR INFORMATION

BCOl98O9SPage: I of 2

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

HUDSON, DAVID JOHN

Mailing Address:	Delivery Address:
1150 - 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

HARRIS, LEONARD J.

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

CARD, ROBERT L.

Mai ling Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company-

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Common Share	Without Par Value

Without Special Rights or

Restrictions attached

BCOl9SO9SPage; 2 of 2